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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of report (Date of earliest event reported): June 26, 2003


                              TERRA INDUSTRIES INC.
             (Exact name of registrant as specified in its charter)



           Maryland                       1-8520                  52-1145429
(State or other jurisdiction  (Commission File Number)          (IRS Employer
     of incorporation)                                       Identification No.)

                                  Terra Centre
                        600 Fourth Street, P.O. Box 6000
                           Sioux City, Iowa 51102-6000
                                 (712) 277-1340
          (Address of Principal Executive Offices, including Zip Code)
              (Registrant's Telephone Number, Including Area Code)

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ITEM 5.  OTHER EVENTS.

         On June 26, 2003, Terra Industries Inc. issued the press release contained in Exhibit 99.1, which is incorporated by reference herein.


ITEM 7.           EXHIBITS

         99.1 June 26, 2003 Press Release


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                            TERRA INDUSTRIES INC.


                                            /s/ Mark A. Kalafut
                                            ------------------------------------
                                            Mark A. Kalafut
                                            Vice President, General Counsel and
                                            Corporate Secretary


Date: June 26, 2003